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                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that Compass Bancshares, Inc. (the "Company") and the undersigned directors and officers of said Company, individually as a director and/or as an officer of the Company, hereby make, constitute and appoint each of D. Paul Jones, Jr., Garrett R. Hegel and Jerry W. Powell true and lawful attorney-in-fact for each of them and in each of their names, places and steads to sign and cause to be filed with the Securities and Exchange Commission the Registration Statement on Form S-4 filed herewith and any and all pre-effective and post-effective amendments thereto and any other registration statement for the same offering filed pursuant to Rule 462 under the Securities Act of 1933, to be accompanied by prospectuses and any appropriately amended prospectuses and any necessary exhibits.

         The Company hereby authorizes said persons or any one of them to execute said Registration Statement and amendments thereto on its behalf as attorney-in-fact for it and its authorized officers, and to file the same as aforesaid.

         The undersigned directors and officers of the Company hereby authorize said persons or any one of them to sign said Registration Statement on their behalf as attorney-in-fact and to amend, or remedy any deficiencies with respect to, said Registration Statement by appropriate amendment or amendments and to file the same as aforesaid.

         DONE as of this the 17th of September, 2001.


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                                    COMPASS BANCSHARES, INC.


                                    By:  /s/ D. Paul Jones, Jr.
                                         ----------------------
                                         D. Paul Jones, Jr.
                                         Its Chairman and Chief Executive
                                         Officer


                                    /s/ D. Paul Jones, Jr.
                                    ----------------------
                                    D. Paul Jones, Jr.


                                    /s/ Garrett R. Hegel
                                    ----------------------
                                    Garrett R. Hegel


                                    /s/ Timothy L. Journy
                                    ----------------------
                                    Timothy L. Journy


                                    /s/ James H. Click, Jr.
                                    -----------------------
                                    James H. Click, Jr.


                                    /s/ Charles W. Daniel
                                    ----------------------
                                    Charles W. Daniel


                                    /s/ W. Eugene Davenport
                                    ----------------------
                                    W. Eugene Davenport


                                    ------------------------
                                    Marshall Durbin, Jr.


                                    /s/ Tranum Fitzpatrick
                                    ----------------------
                                    Tranum Fitzpatrick


                                    /s/ Carl J. Gessler, Jr.
                                    ------------------------
                                    Carl J. Gessler, Jr.


                                    /s/ John S. Stein
                                    ------------------------
                                    John S. Stein